UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2011

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
42, rue Saint-Dominique, Paris, France 75007
5599 San Felipe, 17th Floor, Houston, Texas 77056
Parkstraat 83, The Hague, The Netherlands 2514 JG
(Addresses of principal executive offices and zip or postal codes)
Registrant’s telephone number in the United States, including area code: (713) 375-3400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The Third-Quarter 2011 Results Press Release furnished as Exhibit 99.1 hereto and the Third-Quarter 2011 Results — Supplemental Information furnished as Exhibit 99.2 hereto, were posted on the Schlumberger internet website (www.slb.com/ir) on October 21, 2011. In accordance with General Instruction B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.
     In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the attached Third-Quarter 2011 Results Press Release and the Third-Quarter 2011 Results — Supplemental Information, these documents also include the following non-GAAP financial measures (as defined under Regulation G of the Exchange Act):
•	Net Debt: Net Debt represents gross debt less cash, short-term investments and fixed income investments, held to maturity. Management believes that Net Debt provides useful information regarding the level of Schlumberger’s indebtedness by reflecting cash and investments that could be used to repay debt.

•	Income from continuing operations attributable to Schlumberger, excluding charges and credits; diluted earnings per share from continuing operations, excluding charges and credits; pretax return on sales, excluding charges and credits; after-tax return on sales, excluding charges and credits; and effective tax rate, excluding charges and credits: Management believes that the exclusion of charges from the foregoing financial measures enables it to evaluate more effectively Schlumberger’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.
     Third-Quarter 2011 income from continuing operations attributable to Schlumberger in accordance with GAAP was $1.30 billion, representing diluted earnings-per-share of $0.96 versus $0.82 in the previous quarter and $1.38 in the third quarter of 2010. Third-Quarter 2011 income from continuing operations attributable to Schlumberger, excluding charges and credits, was $1.32 billion, representing diluted earnings-per-share, excluding charges and credits, of $0.98 versus $0.87 in the previous quarter, and $0.70 in the third quarter of 2010.
     The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, total debt, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in Schlumberger’s financial statements and filings with the SEC.
Item 7.01 Regulation FD Disclosure.
     On October 21, 2011, Schlumberger issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.
     Also, see Item 2.02, “Results of Operations and Financial Condition.”
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

99.1	Third-Quarter 2011 Results Press Release.

99.2	Third-Quarter 2011 Results — Supplemental Information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: October 21, 2011